Exhibit 10.9

FIRST AMENDMENT

TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of September 14, 2007, by and among COMERICA BANK (“Bank”), NANOMETRICS INCORPORATED (“Borrower”), ACCENT OPTICAL TECHNOLOGIES NANOMETRICS, INC. (“Accent”) and NANOMETRICS IVS DIVISION, INC. (together with Accent, the “Guarantors”).

RECITALS

Borrower, Bank and the Guarantors are parties to that certain Loan and Security Agreement dated as of February 14, 2007, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Section 3.2(b) is renumbered Section 3.2(c) and new Section 3.2(b) is hereby added to the Agreement to read in its entirety as follows:

“(b) with respect to Credit Extensions under the Revolving Line, receipt by Bank of Borrower’s aged listing by invoice date of its domestic accounts receivable for the month ending prior to the applicable request for Advance; and”

2. Section 6.2(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

“(a) (i) So long as there are any outstandings under the Revolving Line, within 30 days after the last day of each month through December 31, 2007 and within 25 days after the last day of each month thereafter, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings by invoice date of domestic accounts receivable and accounts payable and with the Borrower’s domestic cash position as of such month’s end and (ii) within 30 days after the last day of each month through December 31 , 2007 and within 25 days after the last day of each month thereafter, Borrower shall deliver to Bank a Compliance Certificate in substantially the form of Exhibit E hereto.”

3. Exhibit E to the Agreement is hereby replaced with Exhibit E attached hereto.

4. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts;

(d) an Affirmation of Guaranties and Stock Pledge Agreement, duly executed by the Guarantors; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

NANOMETRICS, INC.

By:

Title:	Chief Financial Officer

ACCENT OPTICAL TECHNOLOGIES
NANOMETRICS, INC.

By:

Title:	Chief Financial Officer

NANOMETRICS IVS DIVISION, INC.

By:

Title:	Chief Financial Officer

COMERICA BANK

By:

Title:	Vice President